Exhibit 10

AMENDMENT

TO SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (the “Amendment”) is made and entered into on this 30th day of December 2005, by and between Auxilium Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

Recitals

Whereas, the parties hereto are parties to that certain Securities Purchase Agreement dated as of June 28, 2005 (the “Securities Purchase Agreement”); and

Whereas, the parties hereto desire to amend the Securities Purchase Agreement as set forth herein;

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, AND INTENDING TO BE LEGALLY BOUND, the Company and the Purchaser agree as follows:

1.	Section 7.6 of the Securities Purchase Agreement is deleted in its entirety.

2.	The Amendment shall be effective as of the date hereof.

3.	Except to the extent expressly amended pursuant to this Amendment, the parties agree that each of the provisions of the Securities Purchase Agreement shall remain unchanged and continue in full force and effect.

4.	The Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered (including by facsimile) to the other parties.

[The rest of the page is left blank intentionally.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment, or caused this Amendment to be duly executed and delivered, as of the day and year first above written.

AUXILIUM PHARMACEUTICALS, INC.

By:
Name:
Title:

Print or Type:

Name of Purchaser
(Individual or Institution):

Name of Individual representing
Purchaser (if an Institution):

Title of Individual representing
Purchaser (if an Institution):

Signature by:

Individual Purchaser or Individual representing Purchaser:

Address:

Telephone:

Telecopier:

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